SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 25, 2000
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                     Cornerstone Internet Solutions Company
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             (Exact name of registrant as specified in its charter)


    Delaware                     1-13360           22-3272662
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


                584 Broadway, Suite 509, New York, New York 10012
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (212) 343-3920


                                       N/A
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   (Former name or former address, if changed since last report.)





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Item 5.  Other Events.

                  On September 25, 2000, Cornerstone Internet Solutions Company (the "Company") announced a strategic restructuring to focus exclusively on the growth of its subsidiary B2Bgalaxy.com, an operating unit that develops industry specific business to business e-commerce marketplace and procurement technology, focusing on improving profitability for buyers and sellers. As part of this restructuring, the Company will discontinue its professional services subsidiary.

                  A copy of the press release announcing the foregoing is being filed as an exhibit to this Form 8-K.

                  In addition, on September 29, 2000, the Nasdaq SmallCap Market ("Nasdaq") advised that the Company's Common Stock, $.01 par value (the "Common Stock"), was not in compliance with Nasdaq's requirement that a security listed on Nasdaq must have a minimum bid price of at least $1.00 for a sustained period. Nasdaq further advised that in order for Nasdaq to reconsider whether the Company's Common Stock was in compliance, the bid price of the Company's Common Stock must be at least $1.00 for a minimum of 10 consecutive trading days prior to December 28, 2000. If the Company is unable to demonstrate compliance with the $1.00 minimum bid price requirement on or before December 28, 2000, the Common Stock will be delisted on January 3, 2000 unless the Company requests a hearing before the Nasdaq Listing Qualifications Panel (the "Panel"). The hearing request would stay the delisting of the Common Stock pending the Panel's decision

                  This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results could differ materially from those projected in the forward-looking statements. In light of significant uncertainties inherent in forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

         Exhibit 99 - Press Release dated September 25, 2000.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CORNERSTONE INTERNET SOLUTIONS COMPANY



Dated: October 3, 2000                By: /s/ Kenneth Gruber
                                          -------------------------------------
                                          Name:  Kenneth Gruber
                                          Title: Chief Financial Officer and
                                                 Secretary



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